Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Title Starts Online Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof, I, Stephen S. Burns, Chief Executive and Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)           The Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Quarterly Report on Form 10-Q for the Quarter ended March 31, 2010, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 20, 2010	/s/ Stephen S. Burns
Stephen S. Burns,
Chief Executive and Financial Officer (Principal Executive, Financial and Accounting Officer)